UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06669

Name of Fund: BlackRock Fundamental Growth Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Fundamental Growth Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2009

Date of reporting period: 08/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock

Fundamental Growth Fund, Inc.

ANNUAL REPORT | AUGUST 31, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Dear Shareholder

The past 12 months reveal two distinct economic and market backdrops — one of extreme investor pessimism and decided weakness, and another of increased optimism amid growing signs of recovery. The start of the period was characterized by the former. September through December 2008 saw the surge of the economic storm that sparked the worst recession in decades. The months featured, among others, the infamous collapse of Lehman
Brothers, uniformly poor economic data and plummeting investor confidence that resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March before embarking on a rally that resulted in strong year-to-date returns for all major indexes. June saw a brief correction, though it appeared to be induced more by profit-taking and port-
folio rebalancing than by a change in the economic outlook. The experience in international markets was similar to that in the United States. Notably, emerging markets staged a strong comeback in 2009 as these areas of the globe have generally seen a stronger acceleration in economic activity.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but more recently, ongoing concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields higher. At the same time, relatively attractive yields and distressed valuations among non-Treasury assets, coupled with a more favorable macro environment, drew in sidelined investors and trig-
gered a sharp recovery in these sectors. This was particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. The municipal bond market enjoyed strong returns in 2009 as well, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Moreover, the Build America Bond program has alleviated supply pressures, creating a more favorable technical environment. In particular, August marked the municipal market’s best monthly performance in more than 20 years, as the asset class has regained year-to-date all that was lost during 2008.

Overall, results for the major benchmark indexes were mixed. Higher-risk assets (i.e., equities and high yield bonds) and Treasuries reflected a bifur-
cated market, while less-risky fixed income investments posted stable, modest returns.

Total Returns as of August 31, 2009	6-month	12-month
US equities (S&P 500 Index)	40.52%	(18.25)%
Small cap US equities (Russell 2000 Index)	48.25	(21.29)
International equities (MSCI Europe, Australasia, Far East Index)	53.47	(14.95)
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(1.61)	6.77
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.95	7.94
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.61	5.67
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.31	7.00

* Formerly a Merrill Lynch Index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We invite you to visit www.blackrock.com/funds for our most current views on the economy and financial markets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of August 31, 2009

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period, the Fund underperformed both its current benchmark, the Russell 1000 Growth Index, and its former benchmark, the S&P 500 Citigroup Growth Index. The Fund outperformed the broad-
market S&P 500 Index.

What factors influenced performance?

• While the Fund’s overweight position in health care contributed to relative performance, stock selection within the sector was the largest detractor for the year, as it saw blockbuster acquisitions of both
Genentech, Inc. and Schering-Plough Corp., two constituents within the Russell 1000 Growth Index that we did not hold. In addition, two stocks we did own, Covance, Inc. and Intuitive Surgical, Inc.,
hindered performance.

• Financials has proven to be the most volatile sector during the year, given the onset of the credit crisis and subsequent expectations of its conclusion, as our research led us to the most stable companies with the healthiest balance sheets. This strategy was successful during the beginning of the period, but hurt performance in recent months as the sector rallied very sharply, led by some of the most speculative financial stocks in the benchmark. In addition, our investment in money manager
Janus Capital Group, Inc. performed poorly as equity markets fell sharply during the first half of the year.

• The Fund’s investments in materials and consumer staples added value during the year. The highly volatile metals and mining industry within materials provided opportunities to generate absolute and relative out-
performance. Copper producer Freeport-McMoRan Copper & Gold, Inc.
benefited from the rapid rebound in copper prices in 2009, while gold miner Agnico-Eagle Mines Ltd. showed relative strength during this period of heightened gold prices. The Fund’s position in consumer sta-
ples accounted for its outperformance relative to the benchmark. During the market sell-off at the beginning of the year, the Fund held an over-
weight in this defensive sector, but moved to an underweight in time for the extreme rally that left consumer staples behind in favor of more aggressive stocks.

Describe recent portfolio activity.

• A new portfolio management team assumed responsibility for the Fund in November 2008. At that time, the new team transitioned the Fund to reflect their current highest conviction positions and, in doing so, made numerous changes. Some of the most notable changes during the last
12 months included raising the weightings in information technology
(“IT”) and industrials, and reducing consumer staples and materials.

Describe Fund positioning at period end.

• Relative to the Russell 1000 Growth Index, the Fund held overweight positions in IT, energy, health care and industrials, while it held notable underweights in consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	March 1, 2009	August 31, 2009	During the Period[1]	March 1, 2009	August 31, 2009	During the Period[1]
Institutional	$1,000	$1,351.10	$ 5.27	$1,000	$1,020.71	$ 4.53
Investor A	$1,000	$1,348.80	$ 7.10	$1,000	$1,019.15	$ 6.11
Investor B	$1,000	$1,343.60	$12.23	$1,000	$1,014.76	$10.51
Investor C	$1,000	$1,343.60	$12.41	$1,000	$1,014.61	$10.66
Class R	$1,000	$1,346.40	$ 9.40	$1,000	$1,017.18	$ 8.08

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.20% for Investor A, 2.07% for Investor B, 2.10% for
Investor C and 1.59% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
2 Hypothetical 5% semi-annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in equity securities with a particular emphasis on US companies that have exhibited above-average growth rates in earnings over the long term.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-
than-average growth orientation. The Fund now uses this index as its benchmark rather than the S&P 500 Citigroup Growth Index because
Fund management believes it better reflects the Fund’s investment strategies.
5 This unmanaged Index is designed to provide a comprehensive measure of large-cap US equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the
S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Performance Summary for the Period Ended August 31, 2009
				Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	35.11%	(17.13)%	N/A	2.74%	N/A	(0.49)%	N/A
Investor A	34.88	(17.45)	(21.78)%	2.45	1.35%	(0.76)	(1.29)%
Investor B	34.36	(18.14)	(21.83)	1.62	1.25	(1.37)	(1.37)
Investor C	34.36	(18.15)	(18.97)	1.62	1.62	(1.55)	(1.55)
Class R	34.64	(17.77)	N/A	2.15	N/A	(0.96)	N/A
Russell 1000 Growth Index	38.51	(16.76)	N/A	1.21	N/A	(3.17)	N/A
S&P 500 Index	40.52	(18.25)	N/A	0.49	N/A	(0.79)	N/A
S&P 500 Citigroup Growth Index	34.60	(16.08)	N/A	0.32	N/A	(2.87)	N/A

6 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

About Fund Performance • Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R

Shares are available only to certain retirement plans. Prior to January

• Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).	3, 2003, Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Shares fees.

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee plans.

Performance information reflects past performance and does not guaran- tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluc-

• Investor C Shares are subject to a 1% contingent deferred sales charge	tuate so that shares, when redeemed, may be worth more or less than
if redeemed within one year of purchase. In addition, Investor C Shares	their original cost. Dividends paid to each class of shares will vary
are subject to a distribution fee of 0.75% per year and a service fee of	because of the different levels of service, distribution and transfer agency
0.25% per year.	fees applicable to each class, which are deducted from the income avail- able to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, serv-
ice and distribution fees including 12b-1 fees, and other Fund expenses.
The expense example on the previous page (which is based on a hypo-
thetical investment of $1,000 invested on March 1, 2009 and held through August 31, 2009) is intended to assist shareholders both in cal-
culating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Portfolio Information
As of August 31, 2009
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Sector Allocation	Investments
Apple, Inc.	5%	Information Technology	34%
Google, Inc. Class A	4	Health Care	18
QUALCOMM, Inc.	4	Consumer Staples	12
Microsoft Corp.	4	Industrials	12
Cisco Systems, Inc.	3	Consumer Discretionary	10
The Coca-Cola Co.	2	Energy	5
Kohl’s Corp.	2	Financials	5
Danaher Corp.	2	Materials	3
Wal-Mart Stores, Inc.	2	Telecommunication Services	1
Amgen, Inc.	2	For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts and foreign currency exchange contracts as specified in
Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instru-

ment. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict perti-
nent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the
Fund to hold a security that it might otherwise sell. The Fund’s invest-
ments in these instruments are discussed in detail in the Notes to
Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Schedule of Investments August 31, 2009

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Honeywell International, Inc.	532,100	$ 19,559,996
Air Freight & Logistics — 3.1%
C.H. Robinson Worldwide, Inc. (a)	542,300	30,509,798
United Parcel Service, Inc. Class B	1,016,100	54,320,706
		84,830,504
Airlines — 1.3%
Delta Air Lines, Inc. (a)(b)	4,874,300	35,192,446
Beverages — 3.4%
The Coca-Cola Co.	1,369,400	66,785,638
PepsiCo, Inc.	456,300	25,858,521
		92,644,159
Biotechnology — 4.5%
Amgen, Inc. (b)	1,019,300	60,892,982
Celgene Corp. (b)	781,100	40,749,987
Genzyme Corp. (b)	387,600	21,593,196
		123,236,165
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	227,800	37,691,788
Chemicals — 0.8%
Ecolab, Inc.	534,600	22,608,234
Communications Equipment — 6.8%
Cisco Systems, Inc. (b)	3,842,990	83,008,584
QUALCOMM, Inc.	2,213,400	102,746,028
		185,754,612
Computers & Peripherals — 8.8%
Apple, Inc. (b)	820,640	138,039,854
Hewlett-Packard Co.	929,400	41,720,766
International Business Machines Corp.	325,400	38,413,470
Seagate Technology	1,634,260	22,634,501
		240,808,591
Diversified Financial Services — 2.3%
CME Group, Inc.	116,100	33,789,744
JPMorgan Chase & Co.	692,751	30,106,959
		63,896,703
Energy Equipment & Services — 1.5%
Schlumberger Ltd.	292,400	16,432,880
Transocean Ltd. (b)	325,983	24,722,551
		41,155,431
Food & Staples Retailing — 2.3%
Wal-Mart Stores, Inc.	1,244,600	63,312,802
Health Care Equipment & Supplies — 3.4%
Boston Scientific Corp. (b)	4,849,300	56,979,275
Zimmer Holdings, Inc. (b)	754,600	35,730,310
		92,709,585
Health Care Providers & Services — 4.6%
Medco Health Solutions, Inc. (b)	774,800	42,784,456
UnitedHealth Group, Inc.	1,637,200	45,841,600
WellPoint, Inc. (b)	699,300	36,958,005
		125,584,061
Health Care Technology — 0.7%
Cerner Corp. (a)(b)	309,800	19,117,758
See Notes to Financial Statements.

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 1.9%
Las Vegas Sands Corp. (a)(b)	480,100	$ 6,846,226
McDonald’s Corp.	403,000	22,664,720
Starbucks Corp. (a)(b)	707,380	13,433,146
Starwood Hotels & Resorts Worldwide, Inc.	307,690	9,163,008
		52,107,100
Household Products — 3.1%
Clorox Co. (a)	488,200	28,847,738
The Procter & Gamble Co.	1,038,200	56,177,002
		85,024,740
Industrial Conglomerates — 2.2%
3M Co.	837,100	60,354,910
Insurance — 1.1%
MetLife, Inc.	814,600	30,759,296
Internet & Catalog Retail — 1.5%
Amazon.com, Inc. — ADR (a)(b)	512,900	41,642,351
Internet Software & Services — 4.5%
Baidu.com, Inc. – ADR (a)(b)	53,000	17,493,180
Google, Inc. Class A (b)	230,000	106,184,100
		123,677,280
Life Sciences Tools & Services — 0.5%
Covance, Inc. (a)(b)	267,700	14,214,870
Machinery — 3.8%
Cummins, Inc.	865,200	39,210,864
Danaher Corp.	1,050,400	63,769,784
		102,980,648
Media — 1.0%
CBS Corp. Class B	2,624,520	27,163,782
Metals & Mining — 2.4%
Agnico-Eagle Mines Ltd. (a)	441,800	25,359,320
Freeport-McMoRan Copper & Gold, Inc. (a)	351,500	22,137,470
United States Steel Corp. (a)	435,700	19,074,946
		66,571,736
Multiline Retail — 3.2%
JCPenney Co., Inc.	766,000	23,010,640
Kohl’s Corp. (b)	1,246,200	64,291,458
		87,302,098
Oil, Gas & Consumable Fuels — 4.0%
Exxon Mobil Corp.	430,900	29,796,735
PetroHawk Energy Corp. (b)	1,630,500	35,104,665
Petroleo Brasileiro SA – ADR	619,200	24,545,088
Range Resources Corp.	394,600	19,086,802
		108,533,290
Personal Products — 1.3%
Avon Products, Inc.	1,094,500	34,881,715
Pharmaceuticals — 4.5%
Abbott Laboratories	1,135,000	51,336,050
Pfizer, Inc.	2,017,400	33,690,580
Teva Pharmaceutical Industries Ltd. – ADR (a)	753,000	38,779,500
		123,806,130
Professional Services — 0.4%
Manpower, Inc.	234,300	12,113,310

8 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Schedule of Investments (concluded)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 5.3%
Broadcom Corp. Class A (b)	1,402,140	$ 39,890,883
Lam Research Corp. (a)(b)	1,032,400	31,694,680
Micron Technology, Inc. (b)	2,632,630	19,402,483
Nvidia Corp. (a)(b)	1,716,230	24,919,660
PMC-Sierra, Inc. (b)	3,308,400	30,040,272
		145,947,978
Software — 8.1%
Activision Blizzard, Inc. (b)	2,082,700	24,180,147
Check Point Software Technologies Ltd. (b)	1,305,315	36,379,129
Microsoft Corp.	4,087,700	100,761,805
Oracle Corp.	1,198,000	26,200,260
Salesforce.com, Inc. (b)	675,830	35,055,302
		222,576,643
Specialty Retail — 2.9%
CarMax, Inc. (a)(b)	1,259,200	21,796,752
Home Depot, Inc.	1,048,900	28,624,481
Ross Stores, Inc.	616,400	28,748,896
		79,170,129
Tobacco — 1.4%
Philip Morris International, Inc.	871,200	39,822,552
Wireless Telecommunication Services — 1.0%
American Tower Corp. Class A (b)	837,400	26,503,710
Total Long-Term Investments
(Cost — $2,458,838,257) — 99.7%		2,733,257,103
Short-Term Securities
Money Market Funds — 9.6%
BlackRock Liquidity Funds, TempCash, 0.26%
(c)(d)	10,573,049	10,573,049
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.37% (c)(d)(e)	$ 251,560	251,560,110
Total Short-Term Securities
(Cost — $262,133,159) — 9.6%		262,133,159
Total Investments (Cost — $2,720,971,416*) — 109.3%		2,995,390,262
Liabilities in Excess of Other Assets — (9.3)%		(254,584,972)
Net Assets — 100.0%		$2,740,805,290

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,742,793,910
Gross unrealized appreciation	$ 359,811,879
Gross unrealized depreciation	(107,215,527)
Net unrealized appreciation	$ 252,596,352

(a) Security, or a portion of security, is on loan.
(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempCash	($ 10,573,049	$ 45,178
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(116,722,343)	$497,616
BlackRock Liquidity Series, LLC
Money Market Series	$(114,456,190)	$329,915

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash proceeds from securities loans.
• Portfolio Abbreviations:
ADR American Depositary Receipts
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
• Effective September 1, 2008, the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value Measure-
ments” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in deter-
mining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities
Assets
Level 1
Long-Term Investments[1]	$2,733,257,103
Short-Term Securities	10,573,049
Total Level 1	2,743,830,152
Level 2 — Short-Term Securities	251,560,110
Level 3	—
Total	$2,995,390,262

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Statement of Assets and Liabilities
August 31, 2009
Assets
Investments at value — unaffiliated (including securities loaned of $240,995,061) (cost — $2,458,838,257)	$2,733,257,103
Investments at value — affiliated (cost — $262,133,159)	262,133,159
Foreign currency at value (cost — $204)	224
Investments sold receivable	19,449,420
Dividends receivable	4,421,813
Capital shares sold receivable	1,373,633
Securities lending income receivable — affiliated	47,879
Prepaid expenses	98,602
Total assets	3,020,781,833
Liabilities
Collateral at value — securities loaned	251,560,110
Investments purchased payable	19,828,449
Capital shares redeemed payable	4,678,381
Investment advisory fees payable	1,448,665
Distribution fees payable	960,370
Other affiliates payable	99,334
Officer’s and Directors’ fees payable	4,066
Other accrued expenses payable	1,397,168
Total liabilities	279,976,543
Net Assets	$2,740,805,290
Net Assets Consist of
Paid-in capital	$4,370,703,217
Undistributed net investment income	11,978,744
Accumulated net realized loss	(1,916,347,518)
Net unrealized appreciation/depreciation	274,470,847
Net Assets	$2,740,805,290
Net Asset Value
Institutional — Based on net assets of $640,399,670 and 36,189,035 shares outstanding, 300 million shares authorized, $0.10 par value	$ 17.70
Investor A — Based on net assets of $1,260,007,173 and 73,535,160 shares outstanding, 300 million shares authorized, $0.10 par value	$ 17.13
Investor B — Based on net assets of $228,197,670 and 14,968,201 shares outstanding, 500 million shares authorized, $0.10 par value	$ 15.25
Investor C — Based on net assets of $554,281,176 and 36,164,738 shares outstanding, 300 million shares authorized, $0.10 par value	$ 15.33
Class R — Based on net assets of $57,919,601 and 3,670,557 shares outstanding, 500 million shares authorized, $0.10 par value	$ 15.78

See Notes to Financial Statements.

10 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Statement of Operations
Year Ended August 31, 2009
Investment Income
Dividends	$ 34,163,099
Foreign tax withheld	(88,773)
Income — affiliated	547,900
Securities lending — affiliated	329,915
Total income	34,952,141
Expenses
Investment advisory	16,473,342
Service — Investor A	2,895,204
Service and distribution — Investor B	2,667,708
Service and distribution — Investor C	5,362,907
Service and distribution — Class R	259,125
Transfer agent — Institutional	1,309,862
Transfer agent — Investor A	3,098,268
Transfer agent — Investor B	1,155,918
Transfer agent — Investor C	2,271,995
Transfer agent — Class R	211,539
Accounting services	499,035
Printing	227,381
Custodian	219,375
Professional	124,729
Registration	116,929
Officer and Directors	105,882
Miscellaneous	123,400
Total expenses	37,122,599
Less fees waived by advisor	(6,051)
Total expenses after fees waived	37,116,548
Net investment loss	(2,164,407)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(552,878,762)
Litigation proceeds	5,615,953
Options written	2,455,924
Foreign currency	(8,152)
(544,815,037)
Net change in unrealized appreciation/depreciation on:
Investments	(264,870,180)
Options written	5,518,584
Foreign currency	14,285
(259,337,311)
Total realized and unrealized loss	(804,152,348)
Net Decrease in Net Assets Resulting from Operations	$ (806,316,755)

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Statements of Changes in Net Assets
	Year Ended
	August 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment loss	$ (2,164,407)	$ (5,272,594)
Net realized gain (loss)	(544,815,037)	106,151,007
Net change in unrealized appreciation/depreciation	(259,337,311)	(205,527,096)
Net decrease in net assets resulting from operations	(806,316,755)	(104,648,683)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(570,011,594)	(260,315,822)
Net Assets
Total decrease in net assets	(1,376,328,349)	(364,964,505)
Beginning of year	4,117,133,639	4,482,098,144
End of year	$ 2,740,805,290	$ 4,117,133,639
Undistributed net investment income	$ 11,978,744	$ 14,151,303

See Notes to Financial Statements.

12 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Financial Highlights
			Institutional
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 21.36	$ 21.83	$ 19.35	$ 18.22	$ 15.61
Net investment income[1]	0.07	0.09	0.06	0.09	0.17
Net realized and unrealized gain (loss)	(3.73)	(0.56)	2.42	1.21	2.44
Net increase (decrease) from investment operations	(3.66)	(0.47)	2.48	1.30	2.61
Dividends from net investment income	—	—	—	(0.17)	—
Net asset value, end of year	$ 17.70	$ 21.36	$ 21.83	$ 19.35	$ 18.22
Total Investment Return[2]
Based on net asset value	(17.13)%[3]	(2.15)%	12.82%	7.22%[4]	16.72%
Ratios to Average Net Assets
Total expenses	0.89%	0.79%	0.85%	0.87%	0.91%
Total expenses after fees waived and paid indirectly	0.89%	0.78%	0.85%	0.87%	0.91%
Net investment income	0.42%	0.39%	0.29%	0.49%	0.96%
Supplemental Data
Net assets, end of year (000)	$ 640,400	$1,137,302	$1,246,507	$1,315,683	$1,508,098
Portfolio turnover	126%	75%	96%	60%	88%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds the Fund’s total return would have been (17.37)%.
4 Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Financial Highlights (continued)
			Investor A
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 20.75	$ 21.27	$ 18.91	$ 17.80	$ 15.29
Net investment income[1]	0.02	0.02	0.00[2]	0.05	0.12
Net realized and unrealized gain (loss)	(3.64)	(0.54)	2.36	1.18	2.39
Net increase (decrease) from investment operations	(3.62)	(0.52)	2.36	1.23	2.51
Dividends from net investment income	—	—	—	(0.12)	—
Net asset value, end of year	$ 17.13	$ 20.75	$ 21.27	$ 18.91	$ 17.80
Total Investment Return[3]
Based on net asset value	(17.45)%[4]	(2.44)%	12.48%	7.00%[5]	16.42%
Ratios to Average Net Assets
Total expenses	1.20%	1.10%	1.12%	1.12%	1.16%
Net investment income	0.13%	0.07%	0.02%	0.24%	0.71%
Supplemental Data
Net assets, end of year (000)	$ 1,260,007	$1,652,981	$1,640,487	$1,635,443	$1,651,135
Portfolio turnover	126%	75%	96%	60%	88%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds the Fund’s total return would have been (17.64)%
5 Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

See Notes to Financial Statements.

14 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Financial Highlights (continued)
			Investor B
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 18.63	$ 19.26	$ 17.26	$ 16.26	$ 14.07
Net investment loss[1]	(0.11)	(0.15)	(0.15)	(0.09)	(0.01)
Net realized and unrealized gain (loss)	(3.27)	(0.48)	2.15	1.09	2.20
Net increase (decrease) from investment operations	(3.38)	(0.63)	2.00	1.00	2.19
Net asset value, end of year	$ 15.25	$ 18.63	$ 19.26	$ 17.26	$ 16.26
Total Investment Return[2]
Based on net asset value	(18.14)%[3]	(3.27)%	11.59%	6.15%[4]	15.57%
Ratios to Average Net Assets
Total expenses	2.11%	1.95%	1.96%	1.90%	1.94%
Net investment loss	(0.78)%	(0.77)%	(0.81)%	(0.55)%	(0.05)%
Supplemental Data
Net assets, end of year (000)	$ 228,198	$ 460,862	$ 666,021	$ 896,007	$1,193,442
Portfolio turnover	126%	75%	96%	60%	88%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds the Fund’s total return would have been (18.36)%.
4 Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Financial Highlights (continued)
			Investor C
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 18.73	$ 19.36	$ 17.35	$ 16.35	$ 14.15
Net investment loss[1]	0.11	(0.15)	(0.14)	(0.09)	(0.01)
Net realized and unrealized gain (loss)	(3.29)	(0.48)	2.15	1.09	2.21
Net increase (decrease) from investment operations	(3.40)	(0.63)	2.01	1.00	2.20
Dividends from net investment income	—	—	—	(0.00)[2]	—
Net asset value, end of year	$ 15.33	$ 18.73	$ 19.36	$ 17.35	$ 16.35
Total Investment Return[3]
Based on net asset value	(18.15)%[4]	(3.25)%	11.59%	6.15%[5]	15.55%
Ratios to Average Net Assets
Total expenses	2.10%	1.94%	1.92%	1.91%	1.95%
Net investment loss	(0.77)%	(0.77)%	(0.78)%	(0.54)%	(0.10)%
Supplemental Data
Net assets, end of year (000)	$ 554,281	$ 795,292	$ 882,284	$ 836,032	$ 782,172
Portfolio turnover	126%	75%	96%	60%	88%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds the Fund’s total return would have been (18.37)%.
5 Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

See Notes to Financial Statements.

16 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Financial Highlights (concluded)
			Class R
		Year Ended August 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 19.19	$ 19.73	$ 17.60	$ 16.60	$ 14.28
Net investment income (loss)[1]	(0.04)	(0.05)	(0.05)	(0.00)[2]	0.06
Net realized and unrealized gain (loss)	(3.37)	(0.49)	2.18	1.10	2.26
Net increase (decrease) from investment operations	(3.41)	(0.54)	2.13	1.10	2.32
Dividends from net investment income	—	—	—	(0.10)	—
Net asset value, end of year	$ 15.78	$ 19.19	$ 19.73	$ 17.60	$ 16.60
Total Investment Return[3]
Based on net asset value	(17.77)%[4]	(2.74)%	12.10%	6.70%[5]	16.25%
Ratios to Average Net Assets
Total expenses	1.59%	1.43%	1.40%	1.37%	1.41%
Net investment income (loss)	(0.26)%	(0.27)%	(0.26)%	(0.00)%[6]	0.39%
Supplemental Data
Net assets, end of year (000)	$ 57,920	$ 70,697	$ 46,799	$ 34,633	$ 21,066
Portfolio turnover	126%	75%	96%	60%	88%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Includes proceeds received from a settlement of litigation which impacted the Fund’s total return. Not including these proceeds the Fund’s total return would have been (17.98)%.
5 Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.
6 Amount is less than (0.01)%.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Fundamental Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, open-end management investment company and is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of manage-
ment accruals and estimates. Actual results may differ from these esti-
mates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors.
Investor A Shares are generally sold with a front-end sales charge.
Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retire-
ment or similar plans. All classes of shares have identical voting, divi-
dend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automati-
cally convert to Investor A Shares after approximately 8 years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B share holders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at their net asset value each business day. The Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by the Board of Directors (the
"Board") as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York
Stock Exchange (“NYSE”). The values of such securities used in comput-
ing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disas-
ter) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.
Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settle-
ment date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of in-
vestment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and ex-
penses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and written options) the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party

18 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Notes to Financial Statements (continued)

broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., written options). As part of these agreements, when the value of these investments achieves a pre-
viously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash col-
lateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the bor-
rower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Fund’s US federal tax returns remain open for each of the four years ended August 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of
Financial Accounting Standards No. 166, “Accounting for Transfers of
Financial Assets — an amendment of FASB Statement No. 140” (“FAS
166”), was issued. FAS 166 is intended to improve the relevance, repre-
sentational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, finan-
cial performance, and cash flows; and a transferor’s continuing involve-
ment, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods begin-
ning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclo-
sure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS
166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on their relative net assets.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The
Fund may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc.
(“ISDA”) Master Agreement between the Fund and each of its counter-
parties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon mini-
mum transfer amounts up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-per-
formance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on over-
the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For over-the-
counter purchased options, the Fund bears the risk of loss in the amount

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Notes to Financial Statements (continued)

of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA
Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counter-
party risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unreal-
ized gain or loss. When the contract is closed, the Fund records a real-
ized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation)
to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exer-
cise price at any time or at a specified time during the option period.
When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability)
and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the
Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation.

When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Fund may not be able to enter into a closing transaction due to an illiq-
uid market. Exercise of a written option could result in the Fund purchas-
ing an instrument at a price different from the current market value. The
Fund may execute transactions in both listed and over-the-counter options.
Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade.

Derivatives Not Accounted for as Hedging Instruments under
Financial Accounting Standards Board Statement of Financial
Accounting Standards No. 133, “Accounting for Derivative
Instruments and Hedging Activities”

The Effect of Derivative Instruments on the Statement of Operations
Year Ended August 31, 2009

Net Realized Gain (Loss) from
Derivatives Recognized in Income
Foreign
Currency
	Option	Exchange
	Contracts	Contracts	Total
Foreign currency exchange
contracts	—	$ (676,419)	$ (676,419)
Equity contracts	$ 5,819,718	—	5,819,718
Total	$ 5,819,718	$ (676,419)	$ 5,143,299
Net Change in Unrealized
Appreciation/Depreciation on
Derivatives Recognized in Income
Option
Contracts
Equity contracts			$ 5,518,584

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition,
PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services,

20 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Notes to Financial Statements (continued)

the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets not exceeding $1 billion, 0.625% of average net assets in excess of $1 billion but not exceeding $1.5 billion,
0.60% of average net assets in excess of $1.5 billion but not exceeding
$5 billion, 0.575% of average net assets in excess of $5 billion but not exceeding $7.5 billion and 0.55% of average net assets in excess of
$7.5 billion.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended August 31, 2009, the Fund reimbursed the Manager
$52,732 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Fund entered into a Distribution
Agreement and Distribution Plans with BlackRock Investments, LLC
(“BRIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”)
as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BRIL and BDI are affiliates of BlackRock.
The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing serv-
ice and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with each Distributor, broker-dealers, including
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to
Investor A, Investor B, Investor C and Class R shareholders.

For the year ended August 31, 2009, affiliates including Merrill Lynch, from September 1, 2008 to December 31, 2008 (after which time
Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $139,194. Affiliates received contingent deferred sales charges of $163,418, and $67,942 relating to transactions in Investor B and Investor C Shares, respectively.
Furthermore, affiliates received contingent deferred sales charges of
$46,113 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes.
Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended August 31, 2009, the Fund earned
$5,106, which is included in income — affiliated in the Statement of Operations:

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from September 1, 2008 to December 31 2008 (after which time Merrill
Lynch was no longer considered as an affiliate) provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended August 31,
2009, in return for these services which are included in transfer agent fees in the Statement of Operations, the Fund paid fees of $2,547,554.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended August 31, 2009, the Fund reimbursed the Manager for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center Fees
Institutional	$ 8,328
Investor A	$52,268
Investor B	$10,803
Investor C	$19,282
Class R	$ 757

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Notes to Financial Statements (continued)

The Fund has received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S, a wholly owned subsidiary of Merrill
Lynch or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.
The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended August 31, 2009, BIM received $35,762 in securities lend-
ing agent fees.

In addition, MLPF&S received $91,472 in commissions on the execution of portfolio security transactions for the Fund for the period September
1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate).

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2009 were $3,367,821,040 and
$3,754,805,587, respectively.

Transactions in call options written for the year ended August 31, 2009 were as follows:

		Premiums
Call Options Written	Contracts	Received
Outstanding call options written,
beginning of year	13,100	$2,112,166
Options written	8,153	3,752,951
Options exercised	(6,550)	(883,589)
Options expired	(6,550)	(1,228,577)
Options closed	(8,153)	(3,752,951)
Outstanding call options written,
end of year	—	—

Transactions in put options written for the year ended August 31, 2009 were as follows:

		Premiums
Put Options Written	Contracts	Received
Outstanding put options written,
beginning of year	—	—
Options written	22,896	$7,473,816
Options closed	(22,896)	(7,473,816)
Outstanding put options written,
end of year	—	—

Fundamental Growth received proceeds from a settlement of litigation where the Fund was able to recover a portion of investment losses previ-
ously realized by the Fund. This amount is shown as litigation proceeds in the Statement of Operations.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other law-
ful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and
Statement of Additional Information, subject to various other legal, regu-
latory or contractual limits. The Fund paid its pro rata share of a 0.02%
upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of
0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agree-
ment bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended
August 31, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31,
2009 attributable to expiration of capital loss carryforwards and foreign currency transactions were reclassified to the following accounts:

Paid-in capital	$ (7,117,702)
Undistributed net investment income	$ (8,152)
Accumulated net realized loss	$ 7,125,854

As of August 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$ 11,594,328
Capital loss carryforwards	(1,420,330,270)
Net unrealized losses*	(221,161,985)
Total	$ (1,629,897,927)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the deferral of post-October capital losses for tax pur-
poses and the timing and recognition of partnership income.

As of August 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

2010	$ 81,305,336
2011	1,197,391,474
2012	68,218,211
2017	73,415,249
Total	$ 1,420,330,270

22 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

The Fund invests a significant portion of its assets in securities in the information technology sector. Please see the Schedule of
Investments for these securities. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund, and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global politi-
cal, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the
Fund’s Statement of Assets and Liabilities.

8. Capital Share Transactions:
Transactions in shares for each class were as follows:
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,876,091	$ 199,503,593	15,876,609	$ 359,185,075
Shares redeemed	(29,919,930)	(454,659,568)	(19,753,813)	(442,140,963)
Net decrease	(17,043,839)	$ (255,155,975)	(3,877,204)	$ (82,955,888)
Investor A
Shares sold and automatic conversion of shares	19,061,619	$ 285,300,312	25,834,298	$ 558,314,857
Shares redeemed	(25,186,377)	(386,652,836)	(23,314,168)	(507,448,370)
Net increase (decrease)	(6,124,758)	$ (101,352,524)	2,520,130	$ 50,866,487
Investor B
Shares sold	3,075,056	$ 41,110,064	4,131,978	$ 81,564,032
Shares redeemed and automatic conversion of shares	(12,840,267)	(171,652,593)	(13,982,008)	(274,792,785)
Net decrease	(9,765,211)	$ (130,542,529)	(9,850,030)	$ (193,228,753)
Investor C
Shares sold	6,917,048	$ 93,169,915	8,104,239	$ 160,534,851
Shares redeemed	(13,209,678)	(176,207,678)	(11,223,279)	(221,944,948)
Net decrease	(6,292,630)	$ (83,037,763)	(3,119,040)	$ (61,410,097)
Class R
Shares sold	1,883,778	$ 26,072,099	2,506,774	$ 50,713,854
Shares redeemed	(1,897,983)	(25,994,902)	(1,194,032)	(24,301,425)
Net increase (decrease)	(14,205)	$ 77,197	1,312,742	$ 26,412,429
9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through October 27, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of BlackRock Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental
Growth Fund, Inc. (the “Fund”) as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits. The financial highlights of the Fund for the period ended August 31, 2005 were audited by other auditors whose report, dated October 17, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31,
2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Fundamental Growth Fund, Inc. as of August 31, 2009, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 27, 2009

24 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Fundamental Growth
Fund, Inc. (the “Fund”) met on May 5, 2009 and June 4-5, 2009 to
consider the approval of the Fund’s investment advisory agreement (the
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Investment Management, LLC (the “Sub-
Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”), at the time of the Board’s approval of the Agree-
ments. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an
Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight
Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight
Committee and the Executive Committee, which each have one inter-
ested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its share-
holders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior man-
agement and portfolio managers’ analysis of the reasons for any outper-
formance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c)
Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restric-
tions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls; (h)
BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality;
(j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the
May meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-
out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale;

(e) a summary of aggregate amounts paid by the Fund to BlackRock;
(f) sales and redemption data regarding the Fund’s shares; and
(g) an internal comparison of management fees classified by Lipper,

if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the
Fund and the Sub-Advisory Agreement between the Manager and the
Sub-Advisor with respect to the Fund, each for a one-year term ending
June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Fund and BlackRock portfolio management;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and certain affiliates from the relationship with the
Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each
Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory serv-
ices and the resulting performance of the Fund. Throughout the year, the
Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii)
assisting with daily accounting and pricing; (iii) overseeing and coordi-
nating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) pro-
viding legal and compliance support; and (vi) performing other adminis-
trative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center serv-
ices. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and con-
sidered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the May 5,
2009 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the second quartile against its
Lipper Performance Universe for each of the one-, three- and five-year periods reported.

26 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar invest-
ment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2008 com-
pared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products.
The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reim-
bursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profita-
bility is somewhat limited.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated
that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated pub-
licly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which con-
cluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the
Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the
Fund’s Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate down-
ward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund.
The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the over-
all size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also consid-
ered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant share-
holders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of
BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, includ-
ing the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predeces-
sor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	35 RICs consisting of	ACE Limited
40 East 52nd Street	Board, Director	2007	Corporation (energy and steel business) from 1991 to 2001.	101 Portfolios	(insurance company);
New York, NY 10022	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	35 RICs consisting of	Watson
40 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	101 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Director and		Parkinson’s Research since 2000; Director of BTG International
1941	Member of the		Plc (a global technology commercialization company) from
	Audit Committee		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	35 RICs consisting of	None
40 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	101 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	35 RICs consisting of	None
40 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member of	101 Portfolios
New York, NY 10022			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	35 RICs consisting of	Knology, Inc. (tele-
40 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	101 Portfolios	communications);
New York, NY 10022			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Honorable	Director	Since	Partner and Head of International Practice, Covington and	35 RICs consisting of	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	Burling (law firm) since 2001; International Advisory Board	101 Portfolios	communications);
40 East 52nd Street			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10022			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corporation
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	35 RICs consisting of	None
40 East 52nd Street		2005		101 Portfolios
New York, NY 10022
1957
John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003;	35 RICs consisting of	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003;	101 Portfolios	(chemicals); LKQ
New York, NY 10022			Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		Corporation (auto
1943			(energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	35 RICs consisting of	None
40 East 52nd Street		2002	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	101 Portfolios
New York, NY 10022			since 2000; Director of ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute, (non-profit), 2008; President, American
Bar Association from 1995 to 1996.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	35 RICs consisting of	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources	101 Portfolios
New York, NY 10022			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	35 RICs consisting of	Bowne & Co., Inc.
40 East 52nd Street	and Member	2007	of Business Administration since 1995.	101 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as fol-
lows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M.
Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	173 RICs consisting of	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	283 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005;
Chairman, SSR Realty from 2000 to 2004.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	35 RICs consisting of	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	101 Portfolios
New York, NY 10022			since 1988 and Chairman of the Executive and Management
1952			Committees; Managing Director, The First Boston Corporation,
Member of its Management Committee, Co-head of its Taxable
Fixed Income Division and Head of its Mortgage and Real Estate
Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York
University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board
Governance, and the Committee on Trustees; Co-Chairman of
the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	173 RICs consisting of	None
40 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	283 Portfolios
New York, NY 10022			Administrative Officer,BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
40 East 52nd Street	and Chief	2009	2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating
New York, NY 10022	Executive		Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from
1962	Officer		2000 to 2006.
Jeffrey Holland, CFA	Vice	Since	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009;
40 East 52nd Street	President	2009	Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009;
New York, NY 10022			Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003;
40 East 52nd Street	President	2009	Director from 2001 to 2003; Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and
New York, NY 10022			Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.
1958
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10022			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
40 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.)
40 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund serve at the pleasure of the Board of Directors.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC	JPMorgan Chase Bank, N.A.		PNC Global Investment	State Street Bank	Public Accounting Firm	Willkie Farr &
Wilmington, DE 19809	Brooklyn, NY 11245		Servicing (U.S.) Inc.	and Trust Company	Deloitte & Touche LLP	Gallagher LLP
Sub-Advisor	Address of the Fund		Wilmington, DE 19809	Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10019
BlackRock Investment	100 Bellevue Parkway					Distributor
Management, LLC	Wilmington, DE 19809					BlackRock
Plainsboro, NJ 08536						Investments, LLC,
New York, NY 10022

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund, retired. The Fund’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund, and Jeffrey Holland and Brian
Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling (202) 551-8090. The
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

32 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio BlackRock Global Opportunities Portfolio BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio† BlackRock Global SmallCap Fund BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio BlackRock Health Sciences Opportunities Portfolio BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund† BlackRock Healthcare Fund BlackRock Pacific Fund
BlackRock Basic Value Fund BlackRock Index Equity Portfolio* BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio BlackRock International Fund Opportunities Portfolio
BlackRock Energy & Resources Portfolio BlackRock International Diversification Fund BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund BlackRock International Index Fund BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund BlackRock International Opportunities Portfolio BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund BlackRock International Value Fund BlackRock Small Cap Index Fund
BlackRock Focus Value Fund BlackRock Large Cap Core Fund BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund BlackRock Large Cap Core Plus Fund BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund† BlackRock Large Cap Growth Fund BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund BlackRock Large Cap Value Fund BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund BlackRock Latin America Fund BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund BlackRock Mid-Cap Growth Equity Portfolio BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio BlackRock Income Builder Portfolio† BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio BlackRock Inflation Protected Bond Portfolio BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio BlackRock Intermediate Government BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio Bond Portfolio BlackRock Total Return Fund
BlackRock High Income Fund BlackRock International Bond Portfolio BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio BlackRock Long Duration Bond Portfolio BlackRock World Income Fund
BlackRock Income Portfolio† BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio BlackRock Kentucky Municipal Bond Portfolio BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund BlackRock Municipal Insured Fund BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio BlackRock National Municipal Fund BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio Prepared Portfolio 2010 Prepared Portfolio 2030
Moderate Prepared Portfolio Prepared Portfolio 2015 Prepared Portfolio 2035
Growth Prepared Portfolio Prepared Portfolio 2020 Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio Prepared Portfolio 2025 Prepared Portfolio 2045
Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

34 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2009

This report is not authorized for use as an offer of sale or a solicita-
tion of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance
results shown in this report should not be considered a representa-
tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other informa-
tion herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Fundamental	$38,500	$38,300	$0	$0	$8,347	$6,381	$1,028	$1,049
Growth Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Fundamental
Growth Fund, Inc.	$416,875	$412,430

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fundamental Growth Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Fundamental Growth Fund, Inc.

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Fundamental Growth Fund, Inc.

Date: October 22, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fundamental Growth Fund, Inc.

Date: October 22, 2009